UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 27, 2005
ART TECHNOLOGY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26679 (Commission File Number)	04-3141918 (IRS Employer Identification No.)

25 First Street, Cambridge, Massachusetts (Address of Principal Executive Offices)	02141 (Zip Code)
Registrant’s telephone number, including area code: (617) 386-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
          On July 27, 2005, Paul G. Shorthose resigned as a director and as chairman of our board. Our director Daniel C. Regis was elected to succeed Mr. Shorthose as chairman of our board. A copy of the press release we issued on July 28, 2005 announcing Mr. Shorthose’s resignation and the election of Mr. Regis is attached as exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Number	Title
99.1	July 28, 2005 press release

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ART TECHNOLOGY GROUP, INC.

Date: July 29, 2005	By:	/s/ Julie M.B. Bradley
Julie M.B. Bradley
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	July 28, 2005 press release